--------------------------------------------------------------------------------
INTERNATIONAL REGIONAL
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Alliance All-Asia
Investment Fund

Annual Report
October 31, 2001

                                [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 20, 2001

Dear Shareholder:

This report provides an update of the performance, investment strategy and outlook for Alliance All-Asia Investment Fund (the "Fund") for the annual reporting period ended October 31, 2001.

Investment Objective and Policies

This open-end fund seeks long-term capital appreciation. The Fund invests primarily in a non-diversified portfolio of equity securities issued by companies based in Asia and the Pacific Region.

Investment Results

The following table shows the Fund's performance over the past six- and 12-month periods ended October 31, 2001. The table also provides performance data for the Fund's benchmark, the Morgan Stanley Capital International (MSCI) All Country
(AC) Asia Pacific Index, as well as the Lipper Pacific Region Funds Average (the "Average").

INVESTMENT RESULTS*
Periods Ended October 31, 2001

                                                            --------------------
                                                                Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------

Alliance All-Asia Investment Fund
  Class A                                                    -22.26%     -38.77%
--------------------------------------------------------------------------------
  Class B                                                    -22.66%     -39.25%
--------------------------------------------------------------------------------
  Class C                                                    -22.62%     -39.28%
--------------------------------------------------------------------------------
MSCI AC Asia Pacific Index                                   -20.65%     -28.38%
--------------------------------------------------------------------------------
Lipper Pacific Region Funds Average                          -20.77%     -29.79%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries, including Australia, China (free)+, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. This index reflects no fees or expenses. The unmanaged Lipper Pacific Region Funds Average (the "Average") consists of funds that concentrate their investments in equity securities with primary trading markets or operations concentrated in the Western Pacific Basin region or a single country within this region. The Average included 74 and 70 funds for the six- and 12-month periods ended October 31, 2001, respectively. The Average generally has similar investment objectives to the Fund, although investment policies for the various funds included in the Average may differ. An investor cannot invest directly in an index or average, and their results are not indicative of any specific investment, including Alliance All-Asia Investment Fund.


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                                           ALLIANCE ALL-ASIA INVESTMENT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

+     Excludes shares which are not readily purchased by non-local investors.

      Additional investment results appear on pages 5-8.

Over the past months, Asian equity markets experienced increased volatility due to the uncertain global economic outlook and continuing corporate earnings downgrades. In this environment, during the 12-month period ended October 31, 2001, the Fund's Class A shares returned -38.77%, thus underperforming the benchmark, the MSCI AC Asia Pacific Index, as well as the Average. September proved to be the most shocking of months, with global equity markets suffering their worst performance since the 1930s following the tragic events of September
11. In September, the DJIA and NASDAQ Composite Index lost approximately 11% and 17%, respectively, while the MSCI AC Asia Pacific Free (ex-Japan) Index fell approximately 12%.

In terms of the Fund's country allocation during the 12-month period under review, we held overweight positions in Korea, Taiwan and India, while holding underweight positions in Japan and South East Asia relative to the benchmark. In the most recent six-month period, we shifted the Fund's underweight position to an overweight position in Australia. We also assumed overweight exposures to China and Hong Kong. These country allocations all contributed positively to the overall performance of the Fund's portfolio. Still, our bottom-up growth approach caused the Fund to underperform the benchmark due primarily to a market shift away from growth stocks and toward value stocks. This occurred as investors sought shelter in defensive sectors and sold down technology, media and telecommunications sectors.

Hopes for a global economic recovery in the second half of 2001 have receded following the tragic events of September 11. Taking into account coordinated global monetary easing, we remain cautiously optimistic about Asian equities despite the increased market volatility and poor earnings visibility. Successful investment in the current challenging environment hinges on careful stock selection. We remain confident about future prospects, robust business models and attractive valuations of stocks in Hong Kong, Korea, Taiwan and India.

Economic Outlook

We remain doubtful about an economic recovery in Japan for several reasons. Japan has government structural issues, and they have experienced a sharp downturn in exports, especially in the technology sector, as well as slowing domestic consumption and near historically high unemployment levels. Commitment to fiscal targets and eco-


--------------------------------------------------------------------------------
2 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

nomic reforms may weaken due to the current global recession-like environment. With the current uncertain economic environment, we maintain a neutral sector allocation in Japan.

The outlook for the Emerging Asian economies is mixed and quite varied. Led by fiscal stimulus and robust domestic consumption, Korea, India and China are likely to record positive growth rates even in the absence of a broad-based global economic recovery. Taiwan is greatly dependent on exports, but is being helped by the significant cost-competitiveness of its electronics industry relative to peers. On the other hand, the South East Asian economies continue to look weak and fragile in the face of lingering domestic political and socio-economic issues as well as the poor external environment.

Portfolio Strategy and Outlook

Regarding investment decisions, we take full advantage of Alliance's global research team. Our in-house Asian research teams are located in Tokyo, Hong Kong, Singapore and Mumbai. These teams keep in close contact with our U.S. and European research teams to exchange views and identify industry trends in advance. On the basis of our in-depth fundamental research and frequent contact with corporate management teams across the region, we hope to identify undervalued companies in different sectors. As of October 31, 2001, we were nearly fully invested in over 50 companies located in 10 countries within the region.

Regarding stock selection, we continue to distinguish those companies with sound fundamentals, strong management and clear shareholder orientation through our global research teams. At the end of the period ended October 31, 2001, the Fund's 10 largest holdings accounted for 25.6% of total net assets.

The Fund's country allocation is a result of our stock selection based on our in-house analysts' company research. As of October 31, 2001, the Fund was overweight in China, Hong Kong, Korea, Taiwan, India and Australia and underweight in Japan and Singapore. Also, the Fund has no exposure in Malaysia, Indonesia and the Philippines due primarily to their uncertain political and economic climates.

Our overweight position in North Asian markets, particularly India, China, Hong Kong, Korea and Taiwan, is derived largely from a selection of growth-orientated stocks in the technology, consumer and telecommunications sectors. We will continue to pick stocks that are either leveraged to demand growth in domestic markets, or have highly competitive cost bases and product/service offerings in a global context.


--------------------------------------------------------------------------------
                                           ALLIANCE ALL-ASIA INVESTMENT FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

We appreciate your continued interest and investment in Alliance All-Asia Investment Fund and look forward to reporting to you again on the Fund's investment results.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Hiroshi Motoki

Hiroshi Motoki
Vice President


/s/ Manish Singhai

Manish Singhai
Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Hiroshi Motoki

[PHOTO]     Manish Singhai

Hiroshi Motoki and Manish Singhai, Portfolio Managers, have over 24 years of combined investment experience. Mr. Motoki is also Alliance's Director of Asian Equities.


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4 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE ALL-ASIA INVESTMENT FUND
GROWTH OF A $10,000 INVESTMENT
11/30/94* TO 10/31/01

[The following table was depicted as a mountain chart in the printed material.]


                    Alliance             MSCI AC          Lipper Pacific
                   Investment         Asia Pacific         Region Funds
                  All-Asia Fund           Index              Average
----------------------------------------------------------------------------
   11/30/94           9579               10000                 10000
   10/31/95          10010                9323                 10046
   10/31/96          10653                9533                 10591
   10/31/97           7499                7610                  8706
   10/31/98           5828                6423                  7144
   10/31/99          10404                9905                 11653
   10/31/00           9658                8637                 10425
   10/31/01           5913                6186                  7496


Lipper Pacific Region Funds Average:       $7,496

MSCI AC Asia Pacific Index:                $6,186

Alliance All-Asia Investment Fund Class A: $5,913

This chart illustrates the total value of an assumed $10,000 investment in Alliance All-Asia Investment Fund Class A shares (from 11/30/94 to 10/31/01) as compared to the performance of an appropriate broad-based index and the Lipper Pacific Region Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries, including Australia, China (free)+, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand.

The unmanaged Lipper Pacific Region Funds Average (the "Average") reflects performance of 25 funds (based on the number of funds in the average from 11/30/94 to 10/31/01). These funds concentrate their investments in equity securities with primary trading markets or operations concentrated in the Western Pacific Basin region or a single country within this region. The Average generally has similar investment objectives to the Fund, although investment policies for the various funds included in the Average may differ.

When comparing Alliance All-Asia Investment Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Results for the Average include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance All-Asia Investment Fund.

*     Closest month-end after Fund's Class A share inception date of 11/28/94.

+     Excludes shares which are not readily purchased by non-local investors.


--------------------------------------------------------------------------------
                                           ALLIANCE ALL-ASIA INVESTMENT FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE ALL-ASIA INVESTMENT FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

          Alliance All-Asia Investment Fund--Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                            Alliance All-Asia              MSCI AC
                             Investment Fund         Asia Pacific Index
--------------------------------------------------------------------------------
      10/31/95*                    4.50%                    -6.77%
      10/31/96                     6.43%                     2.25%
      10/31/97                   -29.61%                   -20.17%
      10/31/98                   -22.28%                   -15.60%
      10/31/99                    78.50%                    54.22%
      10/31/00                    -7.17%                   -12.81%
      10/31/01                   -38.77%                   -28.38%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the Fund's net asset value (NAV). Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries, including Australia, China (free)+, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance All-Asia Investment Fund.

* The Fund's return for the period ended 10/31/95 is from the Fund's inception date of 11/28/94 through 10/31/95. The benchmark's return for the period ended 10/31/95 is from 11/30/94 through 10/31/95.

+     Excludes shares which are not readily purchased by non-local investors.


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6 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
October 31, 2001

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $30.7
11/28/94                Median Market Capitalization ($mil): $8,956
Class B Shares
11/28/94
Class C Shares
11/28/94

SECTOR BREAKDOWN

 21.4% Consumer Services
 17.2% Technology
 15.1% Finance                                   [PIE CHART]
 10.9% Health Care
  7.3% Consumer Manufacturing
  6.2% Consumer Staples
  4.7% Capital Goods
  4.1% Utilities
  3.6% Energy
  3.6% Multi-Industry
  3.3% Basic Industries
  0.3% Transportation

  2.3% Short-Term

COUNTRY BREAKDOWN

 53.6% Japan
 11.8% Hong Kong
 11.3% Australia                                 [PIE CHART]
  6.0% South Korea
  5.7% India
  5.7% Taiwan
  1.5% Singapore
  1.5% United States
  0.6% Thailand

  2.3% Short-Term

All data as of October 31, 2001. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                           ALLIANCE ALL-ASIA INVESTMENT FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
               1 Year                     -38.77%                   -41.37%
              5 Years                     -11.11%                   -11.88%
      Since Inception*                     -6.72%                    -7.30%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
               1 Year                     -39.25%                   -41.38%
              5 Years                     -11.78%                   -11.78%
      Since Inception*                     -7.40%                    -7.40%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
               1 Year                     -39.28%                   -39.81%
              5 Years                     -11.76%                   -11.76%
      Since Inception*                     -7.38%                    -7.38%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2001)

                                      Class A           Class B          Class C
                                      Shares            Shares           Shares
--------------------------------------------------------------------------------
               1 Year                 -48.60%           -48.56%          -47.22%
              5 Years                 -13.58%           -13.46%          -13.45%
      Since Inception*                 -7.97%            -8.05%           -8.03%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will vary due to different expenses associated with this class.

Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest all of its assets within a single region, which may present greater risk than investment in a more diversified fund.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for all classes: 11/28/94.


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8 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
October 31, 2001

                                                                      Percent of
Company                                              U.S. $ Value     Net Assets
--------------------------------------------------------------------------------
Ricoh Co., Ltd.--Manufactures and markets office
   automation equipment, electronic devices and
   photographic instruments. The company's
   diverse product line includes facsimiles,
   image scanners, printers, digital cameras and
   personal computers, as well as a full range of
   analog, digital, color and diazo copiers.           $  882,396           2.9%
--------------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.--Mainly
   manufactures and sells pharmaceuticals, food
   supplements and chemical products like
   polyeurethane. The company also produces food,
   agrochemicals and environment-related products
   such as pollution detectors. The company
   researches, develops and promotes the products
   through its related companies in the U.S.,
   Europe and Asia.                                       871,134           2.8
--------------------------------------------------------------------------------
KaoCorp.--Manufactures household and chemical
   products. The company produces cosmetics,
   laundry and cleaning products, hygiene
   products, fatty chemicals, edible oils and
   specialty chemicals.                                   828,368           2.7
--------------------------------------------------------------------------------
Hoya Corp.--Manufactures electro-optics products
   such as photomasks for semi-conductors,
   optical glasses, magnetic memory disks,
   eyeglasses, contact lenses, laser equipment
   and crystal products. The company develops
   information systems and operates staffing
   services.                                              817,326           2.7
--------------------------------------------------------------------------------
Canon, Inc.--Manufactures office, camera and
   video equipment. The company also produces and
   markets computer peripherals and manufactures
   aligners for semiconductor chip production,
   broadcasting lenses and medical equipment.             813,515           2.6
--------------------------------------------------------------------------------
Shin-Etsu Chemical Co., Ltd.--Produces and
   distributes synthetic resins and other
   chemical products such as fertilizers. The
   company also manufactures electronic materials
   such as semi-conductor silicon, synthetic and
   rare earth quartz. The company operates in
   Japan and overseas.                                    756,468           2.5
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                           ALLIANCE ALL-ASIA INVESTMENT FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

                                                                      Percent of
Company                                              U.S. $ Value     Net Assets
--------------------------------------------------------------------------------
Aristocrat Leisure, Ltd.--Manufactures and sells
   gaming machines. The company also supplies
   gaming systems, table gaming equipment and
   other gaming related products and services to
   casinos, clubs and hotels.                          $  753,909           2.4%
--------------------------------------------------------------------------------
Infosys Technologies, Ltd.--Provides IT
   consulting and software services, including
   e-business, program management and supply
   chain solutions. The company's services
   include application development, product
   co-development and system implementation and
   system engineering. The company targets
   businesses specializing in the insurance,
   banking, telecommunications and
   manufacturing sectors.                                 728,727           2.4
--------------------------------------------------------------------------------
Net One Systems Co., Ltd.--Designs, installs,
   maintains and sells computer network systems
   for Local Area Networks and Automatic Teller
   Machines. The company also sells
   network-related products such as switches,
   router and software. The company provides
   consultation, cable installation and
   engineering services for network systems as
   well.                                                  713,458           2.3
--------------------------------------------------------------------------------
Cochlear, Ltd.--Develops and markets cochlear
   implant systems for hearing impaired
   individuals. The company also produces and
   sells Nucleus 24, another hearing implant
   system. The company exports to approximately
   60 countries.                                          706,752           2.3
--------------------------------------------------------------------------------
                                                       $7,872,053          25.6%


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10 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                          ----------------------
                                                          SECTOR DIVERSIFICATION
                                                          ----------------------

SECTOR DIVERSIFICATION
October 31, 2001

                                                                      Percent of
                                                       U.S. $ Value   Net Assets
--------------------------------------------------------------------------------
Basic Industries                                        $ 1,002,558         3.3%
--------------------------------------------------------------------------------
Capital Goods                                             1,408,645         4.6
--------------------------------------------------------------------------------
Consumer Manufacturing                                    2,190,033         7.1
--------------------------------------------------------------------------------
Consumer Services                                         6,473,340        21.1
--------------------------------------------------------------------------------
Consumer Staples                                          1,884,521         6.1
--------------------------------------------------------------------------------
Energy                                                    1,089,561         3.5
--------------------------------------------------------------------------------
Finance                                                   4,579,241        14.9
--------------------------------------------------------------------------------
Healthcare                                                3,309,924        10.8
--------------------------------------------------------------------------------
Multi-Industry                                            1,090,721         3.6
--------------------------------------------------------------------------------
Technology                                                5,199,330        16.9
--------------------------------------------------------------------------------
Transportation                                               81,466         0.3
--------------------------------------------------------------------------------
Utilities                                                 1,227,038         4.0
--------------------------------------------------------------------------------
Total Investments*                                       29,536,378        96.2
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities                  1,171,807         3.8
--------------------------------------------------------------------------------
Net Assets                                              $30,708,185       100.0%
--------------------------------------------------------------------------------

*     Excludes short-term obligations.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2001

Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-96.2%

Australia-11.2%
Aristocrat Leisure, Ltd. ...........................      228,851   $    753,909
BHP Billiton, Ltd. .................................       76,700        344,486
Cochlear, Ltd. .....................................       27,826        706,752
CSL, Ltd. ..........................................       23,800        602,329
News Corp., Ltd. ...................................      100,657        692,556
Qantas Airways, Ltd. ...............................       85,134        168,275
Westpac Banking Corp., Ltd. ........................       21,629        160,999
                                                                    ------------
                                                                       3,429,306
                                                                    ------------
Hong Kong-11.6%
Cathay Pacific Airways, Ltd. .......................      338,000        340,167
Cheung Kong Holdings, Ltd. .........................       19,000        160,769
China Merchants Holdings
   International Co., Ltd. .........................      160,000        101,538
China Mobile (Hong Kong), Ltd. CI. H(a) ............      190,000        576,090
CNOOC, Ltd. ........................................      317,000        310,904
Denway Motors, Ltd. ................................      400,000        133,333
Hong Kong Electric Holdings, Ltd. ..................      105,500        400,359
Hutchison Whampoa, Ltd. ............................       45,000        363,462
Johnson Electric Holdings, Ltd. ....................      669,500        583,667
Sun Hung Kai Properties, Ltd. ......................       44,000        270,769
Television Broadcasting, Ltd. ......................      107,000        315,513
                                                                    ------------
                                                                       3,556,571
                                                                    ------------
India-5.6%
Associated Cement Cos., Ltd. .......................       30,000         83,267
Cipla, Ltd. ........................................       10,000        221,473
Grasim Industries, Ltd. ............................       20,000        118,171
HDFC Bank, Ltd. (ADR)(a) ...........................       13,500        205,470
Hindustan Lever, Ltd. ..............................       30,000        134,622
Infosys Technologies, Ltd. .........................       12,000        728,727
ITC, Ltd. ..........................................       15,000        214,732
                                                                    ------------
                                                                       1,706,462
                                                                    ------------
Japan-52.8%
ACOM Co., Ltd. .....................................        5,800        483,767
Ajinomoto Co., Inc. ................................       15,000        162,205
Bank of Fukuoka, Ltd. ..............................       81,000        321,937
Banyu Pharmaceutical Co., Ltd. .....................        8,000        155,391
Bridgestone Corp. ..................................       18,000        169,526
Canon, Inc. ........................................       28,000        813,515
Chubu Electric Power Co., Inc. .....................        4,200         90,321
East Japan Railway Co. .............................           14         81,466
Fast Retailing Co., Ltd. ...........................        5,900        686,158
Fujisawa Pharmaceutical Co., Ltd. ..................       12,000        287,929
Honda Motor Co., Ltd. ..............................       13,600        487,260
Hoya Corp. .........................................       13,700        817,326
ITO EN, Ltd. .......................................        3,200        169,754


--------------------------------------------------------------------------------
12 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------

Japan Energy Corp. .................................      257,000   $    434,171
Kao Corp. ..........................................       35,000        828,368
Kawasaki Steel Corp. ...............................      144,000        144,552
Kose Corp. .........................................       11,540        374,840
MACNICA, Inc. ......................................        4,500        148,372
Matsui Securities Co., Ltd.(a) .....................       31,600        435,844
Mitsubishi Corp. ...................................       74,000        566,490
Mitsubishi Tokyo Financial Group, Inc.(a) ..........           25        185,669
Mizuho Holdings, Inc. ..............................          101        304,987
Net One Systems Co., Ltd. ..........................           47        713,458
Nippon Broadcasting System, Inc. ...................        1,500         48,356
Nippon System Development Co., Ltd. ................        1,600         82,135
Nippon Television Network Corp. ....................          360         81,090
Nissan Motor Co., Ltd. .............................       15,000         66,106
Nomura Holdings, Inc. ..............................       25,000        328,491
NTT DoCoMo, Inc. ...................................           41        555,456
ORIX Corp. .........................................        4,000        349,629
Pioneer Corp. ......................................       20,300        389,333
Ricoh Co., Ltd. ....................................       53,000        882,396
Sankyo Co., Ltd. ...................................        3,500        115,686
SECOM Co., Ltd. ....................................        7,000        363,911
Seven-Eleven Japan Co., Ltd. .......................        5,000        217,498
Shin-Etsu Chemical Co., Ltd. .......................       23,000        756,468
SMC Corp. ..........................................        2,000        172,203
Sumitomo Trust & Banking Co., Ltd. .................       52,000        289,431
Suruga Bank, Ltd. ..................................       25,000        173,427
Suzuki Motor Corp. .................................       34,000        348,796
Takeda Chemical Industries, Ltd. ...................       18,000        871,134
Tohoku Electric Power Co., Inc. ....................        9,000        158,288
Tokyo Electric Power Co. ...........................       10,700        265,470
Toyota Motor Corp. .................................       19,700        477,508
Yasuda Fire & Marine Insurance Co., Ltd. ...........       49,000        351,514
                                                                    ------------
                                                                      16,207,632
                                                                    ------------
Singapore-1.5%
Singapore Airlines, Ltd. ...........................       70,000        324,456
Singapore Press Holdings, Ltd. .....................       15,000        130,002
                                                                    ------------
                                                                         454,458
                                                                    ------------
South Korea-5.8%
Hyundai Mobis ......................................       18,000        202,169
Kookmin Bank .......................................       10,000        154,919
Korea Telecom Corp. (ADR) ..........................       15,000        312,600
LG Engineering & Construction Co., Ltd. ............       10,000         89,078
Samsung Electronics Co., Ltd. ......................        2,200        295,662
Samsung Securities Co., Ltd.(a) ....................        5,000        129,938
Shinhan Financial Group Co., Ltd.(a) ...............       15,000        129,551
Shinsegae Co., Ltd. ................................        2,000        142,370
SK Telecom Co., Ltd. ...............................        1,800        342,293
                                                                    ------------
                                                                       1,798,580
                                                                    ------------


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                        Shares or
                                                        Principal
                                                           Amount
Company                                                     (000)   U.S. $ Value
--------------------------------------------------------------------------------

Taiwan-5.6%
Asustek Computer, Inc. (GDR) .......................       80,000   $    276,000
Bank Sinopac(a) ....................................      500,000        201,450
Chinatrust Commercial Bank .........................      200,000        101,449
Hon Hai Precision Industry Co., Ltd. ...............       75,000        278,261
President Chain Store Corp. ........................      150,000        280,435
Taiwan Cellular Corp.(a) ...........................      150,000        153,478
Taiwan Semiconductor Manufacturing Co., Ltd.(a) ....      180,000        318,261
United Microelectronics Corp.(a) ...................      150,000        123,478
                                                                    ------------
                                                                       1,732,812
                                                                    ------------
Thailand-0.6%
Advanced Info Service Public Co., Ltd. .............      200,000        185,641
                                                                    ------------

United States-1.5%
ResMed, Inc.(a) ....................................       79,000        464,916
                                                                    ------------

Total Common Stocks
   (cost $31,414,581) ..............................                  29,536,378
                                                                    ------------

SHORT-TERM INVESTMENT-2.3%
Time Deposit-2.3%
Royal Bank of Canada
   2.56%, 11/01/01
   (cost $700,000) .................................   $      700        700,000
                                                                    ------------

Total Investments-98.5%
   (cost $32,114,581) ..............................                  30,236,378
Other assets less liabilities-1.5% .................                     471,807
                                                                    ------------
Net Assets-100% ....................................                $ 30,708,185
                                                                    ============

(a)   Non-income producing security.

      Glossary of Terms:

      ADR - American Depositary Receipt

      GDR - Global Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2001

Assets
Investments in securities, at value (cost $32,114,581) .......     $ 30,236,378
Cash .........................................................           96,456
Foreign currency, at value (cost $330,587) ...................          330,269
Receivable for investment securities sold and foreign
   currency contracts ........................................          461,762
Receivable for capital stock sold ............................          384,418
Dividends and interest receivable ............................           48,074
                                                                   ------------
Total assets .................................................       31,557,357
                                                                   ------------
Liabilities
Payable for investment securities purchased and foreign
   currency contracts ........................................          469,254
Payable for capital stock redeemed ...........................          117,386
Advisory fee payable .........................................           60,075
Distribution fee payable .....................................           18,891
Accrued expenses .............................................          183,566
                                                                   ------------
Total liabilities ............................................          849,172
                                                                   ------------
Net Assets ...................................................     $ 30,708,185
                                                                   ============
Composition of Net Assets
Capital stock, at par ........................................     $      6,052
Additional paid-in capital ...................................       53,251,214
Accumulated net investment loss ..............................          (79,587)
Accumulated net realized loss on investments and
   foreign currency transactions .............................      (20,589,366)
Net unrealized depreciation of investments
   and foreign currency denominated assets
   and liabilities ...........................................       (1,880,128)
                                                                   ------------
                                                                   $ 30,708,185
                                                                   ============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($9,636,687 / 1,837,540 shares of
   capital stock issued and outstanding) .....................            $5.24
Sales charge--4.25% of public offering price .................              .23
                                                                          -----
Maximum offering price .......................................            $5.47
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($14,640,242 / 2,955,255 shares of
   capital stock issued and outstanding) .....................            $4.95
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($3,695,218 / 744,281 shares of
   capital stock issued and outstanding) .....................            $4.96
                                                                          =====
Advisor Class Shares
Net asset value, redemption and offering price
   per share ($2,736,038 / 515,102 shares of
   capital stock issued and outstanding) .....................            $5.31
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2001

Investment Income
Dividends (net of foreign taxes
   withheld of $42,863) ......................    $    342,033
Interest .....................................          31,998     $    374,031
                                                  ------------
Expenses
Advisory fee .................................         479,210
Distribution fee - Class A ...................          43,283
Distribution fee - Class B ...................         227,622
Distribution fee - Class C ...................          63,636
Custodian ....................................         291,457
Transfer agency ..............................         274,011
Audit and legal ..............................         121,504
Printing .....................................          58,581
Registration .................................          53,098
Directors' fees ..............................          43,500
Administrative ...............................          71,882
Miscellaneous ................................          19,258
                                                  ------------
Total expenses ...............................       1,747,042
Less: expenses waived and reimbursed
   by the Adviser (see Note B) ...............        (118,135)
                                                  ------------
Net expenses .................................                        1,628,907
                                                                   ------------
Net investment loss ..........................                       (1,254,876)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions ..............................                      (19,868,129)
Net realized loss on foreign currency
   transactions ..............................                          (44,347)
Net change in unrealized
   appreciation/depreciation of:
     Investments .............................                         (938,961)
     Foreign currency denominated assets
       and liabilities .......................                          202,796
                                                                   ------------
Net loss on investments and foreign
   currency transactions .....................                      (20,648,641)
                                                                   ------------
Net Decrease in Net Assets
   from Operations ...........................                     $(21,903,517)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                    Year Ended      Year Ended
                                                    October 31,     October 31,
                                                       2001            2000
                                                   ============    ============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ............................   $ (1,254,876)   $ (2,371,688)
Net realized gain (loss) on investments
   and foreign currency transactions ...........    (19,912,476)     15,603,746
Net change in unrealized
   appreciation/depreciation
   of investments and
   foreign currency denominated assets
   and liabilities .............................       (736,165)    (16,961,057)
                                                   ------------    ------------
Net decrease in net assets from operations .....    (21,903,517)     (3,728,999)
Distributions to Shareholders from:
Net realized gain on investments and
   foreign currency transactions
   Class A .....................................     (2,231,455)             -0-
   Class B .....................................     (3,780,885)             -0-
   Class C .....................................     (1,104,565)             -0-
   Advisor Class ...............................       (694,168)             -0-
Distributions in excess of net realized gains
   Class A .....................................       (220,014)             -0-
   Class B .....................................       (372,782)             -0-
   Class C .....................................       (108,907)             -0-
   Advisor Class ...............................        (68,443)             -0-
Capital Stock Transactions
Net decrease ...................................    (11,608,970)    (16,422,767)
                                                   ------------    ------------
Total decrease .................................    (42,093,706)    (20,151,766)
Net Assets
Beginning of period ............................     72,801,891      92,953,657
                                                   ------------    ------------
End of period ..................................   $ 30,708,185    $ 72,801,891
                                                   ============    ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2001

NOTE A

Significant Accounting Policies

Alliance All-Asia Investment Fund, Inc. (the "Fund") was organized as a Maryland corporation on September 21, 1994 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25%. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, (but excluding securities traded on the Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
18 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

During the current fiscal year, permanent differences, primarily due to foreign currency transactions and net operating losses, resulted in a net decrease in accumulated net realized loss on investments and foreign currency transactions, a decrease in accumulated net investment loss and a corresponding net decrease in additional paid in capital. This reclassification had no effect on net assets

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") an advisory fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. Effective July 1, 1998, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 3.00%, 3.70%, 3.70% and 2.70% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended October 31, 2001, such waivers and reimbursement amounted to $46,253.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average daily net assets. For the year ended October 31, 2001, the Adviser agreed to waive its fees. Such waiver amounted to $71,882.

The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

The Fund compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $218,808 for the year ended October 31, 2001.

For the year ended October 31, 2001, the Fund's expenses were reduced by $4,357 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $10,404 from the sales of Class A shares and $8,880, $81,954 and $11,608 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2001.

Brokerage commissions paid on investment transactions for the year ended October 31, 2001, amounted to $339,926, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.


--------------------------------------------------------------------------------
20 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,680,543 and $679,713 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $70,552,075 and $91,478,687, respectively, for the year ended October 31, 2001. There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 2001.

At October 31, 2001, the cost of investments for federal income tax purposes was $33,299,870. Accordingly, gross unrealized appreciation of investments was $1,387,068 and gross unrealized depreciation of investments was $4,450,560 resulting in net unrealized depreciation of $3,063,492 (excluding foreign currency transactions).

At October 31, 2001, the Fund had a capital loss carryforward of $19,483,663 which expires in the year 2009.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward currency contracts outstanding at October 31, 2001.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

                   ---------------------------   ------------------------------
                             Shares                           Amount
                   ---------------------------   ------------------------------
                      Year Ended    Year Ended      Year Ended       Year Ended
                     October 31,   October 31,     October 31,      October 31,
                            2001          2000            2001             2000
                   ------------------------------------------------------------
Class A
Shares sold           10,606,053     7,030,575    $ 69,665,873    $  90,524,873
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions          247,105            -0-      2,046,027               -0-
-------------------------------------------------------------------------------
Shares converted
  from Class B             3,241        22,421          20,799          289,538
-------------------------------------------------------------------------------
Shares redeemed      (11,122,927)   (8,778,324)    (74,120,196)    (113,840,106)
-------------------------------------------------------------------------------
Net decrease            (266,528)   (1,725,328)   $ (2,387,497)   $ (23,025,695)
===============================================================================

Class B
Shares sold            2,434,788     4,431,969    $ 15,157,679    $  54,468,467
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions          492,191            -0-      3,878,466               -0-
-------------------------------------------------------------------------------
Shares converted
  to Class A              (3,412)      (23,317)        (20,799)        (289,538)
-------------------------------------------------------------------------------
Shares redeemed       (3,829,569)   (4,323,134)    (24,639,368)     (51,697,425)
-------------------------------------------------------------------------------
Net increase
  (decrease)            (906,002)       85,518    $ (5,624,022)   $   2,481,504
===============================================================================


--------------------------------------------------------------------------------
22 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                   ---------------------------   ------------------------------
                             Shares                          Amount
                   ---------------------------   ------------------------------
                      Year Ended    Year Ended      Year Ended       Year Ended
                     October 31,   October 31,     October 31,      October 31,
                            2001          2000            2001             2000
                   ------------------------------------------------------------
Class C
Shares sold            3,019,071     2,550,746    $ 18,358,191    $  31,371,227
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions          143,283            -0-      1,131,940               -0-
-------------------------------------------------------------------------------
Shares redeemed       (3,628,302)   (2,335,015)    (22,862,419)     (28,483,698)
-------------------------------------------------------------------------------
Net increase
  (decrease)            (465,948)      215,731    $ (3,372,288)   $   2,887,529
===============================================================================

Advisor Class
Shares sold            3,880,895     1,175,471    $ 26,769,792    $  14,441,947
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions           85,178            -0-        713,788               -0-
-------------------------------------------------------------------------------
Shares redeemed       (3,976,222)   (1,100,525)    (27,708,743)     (13,208,052)
-------------------------------------------------------------------------------
Net increase
  (decrease)             (10,149)       74,946    $   (225,163)   $   1,233,895
===============================================================================

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies. The securities markets of many Asian countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2001.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                ----------------------------------------------------------------------
                                                               Class A
                                ----------------------------------------------------------------------
                                                        Year Ended October 31,
                                ----------------------------------------------------------------------
                                     2001          2000           1999           1998           1997
                                ----------------------------------------------------------------------
Net asset value,
  beginning of period .........   $  9.71       $ 10.46        $  5.86        $  7.54        $ 11.04
                                ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........      (.15)(b)      (.19)          (.10)(b)       (.10)(b)       (.21)(b)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................     (3.21)         (.56)          4.70          (1.58)         (2.95)
                                ----------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................     (3.36)         (.75)          4.60          (1.68)         (3.16)
                                ----------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains on
  investments and foreign
  currency transactions .......     (1.01)           -0-            -0-            -0-          (.34)
Distributions in excess of
  net realized gains ..........      (.10)           -0-            -0-            -0-            -0-
                                ----------------------------------------------------------------------
Total distributions ...........     (1.11)           -0-            -0-            -0-          (.34)
                                ----------------------------------------------------------------------
Net asset value,
  end of period ...............   $  5.24       $  9.71        $ 10.46        $  5.86        $  7.54
                                ======================================================================
Total Return
Total investment return based
  on net asset value(c)  ......    (38.77)%       (7.17)%        78.50%        (22.28)%       (29.61)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $ 9,637       $20,436        $40,040        $ 3,778        $ 5,916
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............      3.00%         2.35%(d)       2.45%(d)       3.74%(d)       3.45%
  Expenses, before waivers/
    reimbursements ............      3.19%         2.35%          2.93%          4.63%          3.57%
  Expenses, before waivers/
    reimbursements
    excluding interest
    expense ...................      3.19%         2.30%(e)       2.93%          4.63%          3.57%
  Net investment loss,
    net of waivers/
    reimbursements ............     (2.20)%       (1.51)%        (1.20)%        (1.50)%        (1.97)%
Portfolio turnover rate .......       150%          153%           119%            93%            70%

See footnote summary on page 28.


--------------------------------------------------------------------------------
24 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                ----------------------------------------------------------------------
                                                               Class B
                                ----------------------------------------------------------------------
                                                        Year Ended October 31,
                                ----------------------------------------------------------------------
                                     2001          2000           1999           1998           1997
                                ----------------------------------------------------------------------
Net asset value,
  beginning of period .........   $  9.30       $ 10.09        $  5.71        $  7.39        $ 10.90
                                ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........      (.18)(b)      (.29)          (.18)(b)       (.14)(b)       (.28)(b)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................     (3.06)         (.50)          4.56          (1.54)         (2.89)
                                ----------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................     (3.24)         (.79)          4.38          (1.68)         (3.17)
                                ----------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains on
  investments and foreign
  currency transactions .......     (1.01)           -0-            -0-            -0-          (.34)
Distributions in excess of
  net realized gains ..........      (.10)           -0-            -0-            -0-            -0-
                                ----------------------------------------------------------------------
Total distributions ...........     (1.11)           -0-            -0-            -0-          (.34)
                                ----------------------------------------------------------------------
Net asset value,
  end of period ...............   $  4.95       $  9.30        $ 10.09        $  5.71        $  7.39
                                ======================================================================
Total Return
Total investment return based
  on net asset value(c)  ......    (39.25)%       (7.83)%        76.71%        (22.73)%       (30.09)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $14,640       $35,927        $38,108        $ 8,844        $11,439
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............      3.70%         3.18%(d)       3.48%(d)       4.49%(d)       4.15%
  Expenses, before waivers/
    reimbursements ............      4.00%         3.18%          3.96%          5.39%          4.27%
  Expenses, before waivers/
    reimbursements
    excluding interest
    expense ...................      4.00%         3.13%(e)       3.96%          5.39%          4.27%
  Net investment loss,
    net of waivers/
    reimbursements ............     (2.94)%       (2.32)%        (2.31)%        (2.22)%        (2.67)%
Portfolio turnover rate .......       150%          153%           119%            93%            70%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                ----------------------------------------------------------------------
                                                              Class C
                                ----------------------------------------------------------------------
                                                        Year Ended October 31,
                                ----------------------------------------------------------------------
                                     2001          2000           1999           1998           1997
                                ----------------------------------------------------------------------
Net asset value,
  beginning of period .........   $  9.32       $ 10.12        $  5.72        $  7.40        $ 10.91
                                ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........      (.18)(b)      (.29)          (.18)(b)       (.14)(b)       (.27)(b)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................     (3.07)         (.51)          4.58          (1.54)         (2.90)
                                ----------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................     (3.25)         (.80)          4.40          (1.68)         (3.17)
                                ----------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains on
  investments and foreign
  currency transactions .......     (1.01)           -0-            -0-            -0-          (.34)
Distributions in excess of
  net realized gains ..........      (.10)           -0-            -0-            -0-            -0-
                                ----------------------------------------------------------------------
Total distributions ...........     (1.11)           -0-            -0-            -0-          (.34)
                                ----------------------------------------------------------------------
Net asset value,
  end of period ...............   $  4.96       $  9.32        $ 10.12        $  5.72        $  7.40
                                ======================================================================
Total Return
Total investment return based
  on net asset value(c)  ......    (39.28)%       (7.90)%        76.92%        (22.70)%       (30.06)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $ 3,695       $11,284        $10,060        $ 1,717        $ 1,859
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............      3.70%         3.18%(d)       3.41%(d)       4.48%(d)       4.15%
  Expenses, before waivers/
    reimbursements ............      3.94%         3.18%          3.89%          5.42%          4.27%
  Expenses, before waivers/
    reimbursements
    excluding interest
    expense ...................      3.94%         3.13%(e)       3.89%          5.42%          4.27%
  Net investment loss,
    net of waivers/
    reimbursements ............     (2.93)%       (2.31)%        (2.21)%        (2.20)%        (2.66)%
Portfolio turnover rate .......       150%          153%           119%            93%            70%

See footnote summary on page 28.


--------------------------------------------------------------------------------
26 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                --------------------------------------------------------------------
                                                            Advisor Class
                                --------------------------------------------------------------------
                                                        Year Ended October 31,
                                --------------------------------------------------------------------
                                     2001         2000          1999           1998           1997
                                --------------------------------------------------------------------
Net asset value,
  beginning of period .........   $  9.81       $10.54        $ 5.90        $  7.56        $ 11.04
                                --------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........      (.12)(b)     (.17)         (.10)(b)       (.08)(b)       (.15)(b)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................     (3.27)        (.56)         4.74          (1.58)         (2.99)
                                --------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................     (3.39)        (.73)         4.64          (1.66)         (3.14)
                                --------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains on
  investments and foreign
  currency transactions .......     (1.01)          -0-           -0-            -0-          (.34)
Distributions in excess of
  net realized gains ..........      (.10)          -0-           -0-            -0-            -0-
                                --------------------------------------------------------------------
Total distributions ...........     (1.11)          -0-           -0-            -0-          (.34)
                                --------------------------------------------------------------------
Net asset value,
  end of period ...............   $  5.31       $ 9.81        $10.54        $  5.90        $  7.56
                                ====================================================================
Total Return
Total investment return based
  on net asset value(c)  ......    (38.68)%      (6.93)%       78.64%        (21.96)%       (29.42)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $ 2,736       $5,155        $4,746        $ 2,012        $ 1,338
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............      2.70%        2.19%(d)      2.45%(d)       3.46%(d)       3.21%
  Expenses, before waivers/
    reimbursements ............      2.89%        2.19%         2.93%          4.39%          3.43%
  Expenses, before waivers/
    reimbursements
    excluding interest
    expense ...................      2.89%        2.14%(e)      2.93%          4.39%          3.43%
  Net investment loss,
    net of waivers/
    reimbursements ............     (1.90)%      (1.31)%       (1.33)%        (1.22)%        (1.51)%
Portfolio turnover rate .......       150%         153%          119%            93%            70%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b)   Net of expenses waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                                  Year Ended October 31,
                                              -----------------------------
                                                 2000      1999      1998
                                              -----------------------------
       Class A ............................     2.34%     2.43%     3.70%
       Class B ............................     3.17%     3.46%     4.44%
       Class C ............................     3.16%     3.39%     4.44%
       Advisor Class ......................     2.18%     2.43%     3.41%

(e)   Net of interest expense of .04 % on credit facility. (see Note G)


--------------------------------------------------------------------------------
28 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors Alliance All-Asia Investment Fund,
Inc.

We have audited the accompanying statement of assets and liabilities of Alliance All-Asia Investment Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance All-Asia Investment Fund, Inc. at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 7, 2001


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 29

---------------
TAX INFORMATION
---------------

TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $8,532,310 of the capital gain distributions during the fiscal year ended October 31, 2001, which are subject to a maximum tax rate of 20%.

The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended October 31, 2001, is $42,863. The foreign source income for information purposes is $416,892.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2002.


--------------------------------------------------------------------------------
30 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 31

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
32 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 33

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
David H. Dievler(1)
John H. Dobkin(1)
W.H. Henderson(1)
Stig Host(1)
Alan Stoga(1)

OFFICERS

Bruce W. Calvert, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Hiroshi Motoki, Vice President
David Poh, Vice President
Manish Singhai, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
34 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCE ALL-ASIA INVESTMENT FUND

Alliance All-Asia Investment Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

AAFAR1001